Exhibit 10.2

JPMORGAN CHASE BANK, N.A.
383 Madison Avenue
New York, New York 10179

June 15, 2023

International Business Machines Corporation

One New Orchard Road

Armonk, New York 10504

Attention: Vice President and Treasurer

Ladies and Gentlemen:

Reference is made to (i) the Five-Year Credit Agreement, dated as of June 22, 2021 (as amended by Amendment No. 1 to Five-Year Credit Agreement, dated as of June 30, 2022, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among International Business Machines Corporation, a New York corporation (“IBM”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”), and (ii) the Extension Request, dated as of May 31, 2023 (the “Extension Request”), delivered by IBM to the Administrative Agent pursuant to Section 2.21(a) of the Credit Agreement. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meaning given to them in the Credit Agreement.

We hereby confirm that, prior to the Extension Request Deadline specified in the Extension Request, we have received executed consents to the extension of the Termination Date requested in the Extension Request from each of the Lenders listed on Schedule 1 hereto extending the Termination Date with respect to the Revolving Credit Commitments of such consenting Lenders to June 22, 2028. Also listed on Schedule 1 are each Lender’s respective Revolving Credit Commitment under the Credit Agreement as of the date hereof.

Very truly yours,

JPMORGAN CHASE BANK, N.A.,
as the Administrative Agent

Schedule 1

Lender	Revolving Credit Commitment
JPMorgan Chase Bank, N.A.	$525,000,000.00
BNP Paribas	$525,000,000.00
Citibank, N.A.	$525,000,000.00
Royal Bank of Canada	$525,000,000.00
Banco Santander, S.A., New York Branch	$375,000,000.00
Bank of America, N.A.	$375,000,000.00
Barclays Bank PLC	$375,000,000.00
Mizuho Bank, Ltd.	$375,000,000.00
MUFG Bank, Ltd.	$375,000,000.00
HSBC Bank USA, N.A.	$375,000,000.00
Wells Fargo Bank, National Association	$375,000,000.00
Deutsche Bank AG New York Branch	$277,500,000.00
Goldman Sachs Bank USA	$277,500,000.00
ING Bank N.V., Dublin Branch	$277,500,000.00
Societe Generale	$277,500,000.00
Sumitomo Mitsui Banking Corporation	$277,500,000.00
The Toronto-Dominion Bank, New York Branch	$277,500,000.00
Truist Bank	$277,500,000.00
U.S. Bank National Association	$277,500,000.00
Banco Bilbao Vizcaya Argentaria, S.A. New York Branch	$185,000,000.00
Canadian Imperial Bank of Commerce, New York Branch	$185,000,000.00
The Bank of Nova Scotia	$185,000,000.00
Total:	$7,500,000,000.00